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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 27, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-23489             52-1309227
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 (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)

  4950 Communication Avenue, Suite 300, Boca Raton, Florida        33431
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (571) 438-6140

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 27, 2005, Access Worldwide Communications, Inc. entered into a three (3) year Master Lease Agreement (the "Lease Agreement") with Coach Capital, LLC, for certain computer hardware, software and systems support. The aggregate value of the Lease Agreement in U.S. dollars is $1.6 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1 Master Lease Agreement, dated May 27, 2005, by and between Access Worldwide Communications, Inc. and Coach Capital, LLC.

99.2 Equipment Schedule Number 1 To Master Lease Agreement number COCAP05-0520 dated May 27, 2005 between Coach Capital, LLC ("LESSOR") and Access Worldwide Communications, Inc. ("LESSEE").

99.3 Equipment Schedule Number 2 To Master Lease Agreement number COCAP05-0520 dated May 27, 2005 between Coach Capital, LLC ("LESSOR") and Access Worldwide Communications, Inc. ("LESSEE").

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                      (Registrant)

Date: June 2, 2005

                                      By /s/ Richard Lyew
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                                         Richard Lyew
                                         Executive Vice President and Chief
                                         Financial Officer (principal financial
                                         and accounting officer)